Exhibit 99.1

3000 31st Street

Santa Monica, California 90405

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 24, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 annual meeting of stockholders of Snap Inc., which will be held online on Monday, July 24, 2023 at 1:00 p.m. Pacific time. The purpose of the meeting is to present the results of the following pending matters before stockholders by written consent:

1.	To elect the nine nominees for director named in the information statement to serve until the next annual meeting or their successors are duly elected and qualified; and

2.	To ratify the selection by the audit committee of our board of directors of Ernst & Young LLP as Snap’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

These items of business are more fully described in the information statement.

All holders of Class B common stock and Class C common stock as of the close of business on June 14, 2023 may vote on any matters pending before stockholders. Holders of Class A common stock are not entitled to vote on the pending matters.

All stockholders, including holders of Class A common stock, can access the meeting at investor.snap.com. Stockholders may submit any questions to management in advance of the meeting by sending them to AnnualMeeting@snap.com on or before July 14, 2023. Stockholders can also access copies of this information statement and annual report at investor.snap.com and with our filings with the U.S. Securities and Exchange Commission.

By order of the board of directors,

/s/ Michael O’Sullivan

Michael O’Sullivan
General Counsel and Secretary

Santa Monica, California

June 30, 2023

Important Notice Regarding the Internet Availability of our Information Statement for the 2023 Annual

Meeting of Stockholders to be held on July 24, 2023 at: investor.snap.com.

Our 2022 annual report is available at: investor.snap.com.

Stockholders holding a majority of the voting power of the shares entitled to vote have indicated that they intend to act by written consent to vote FOR each of the proposals identified above.

2

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

3000 31st Street

Santa Monica, California 90405

INFORMATION STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

July 24, 2023

INFORMATION REGARDING THE MEETING

This information statement is being made available to our stockholders to provide information regarding our 2023 annual meeting of stockholders to be held on Monday, July 24, 2023 at 1:00 p.m. Pacific time. The meeting will be held online. The record date for the meeting is June 14, 2023, or the “Record Date.” Additional information about the meeting is included below under “Questions and Answers about this Information Statement and the Meeting.”

As of the close of business on June 14, 2023, we had 1,354,625,936 shares of Class A common stock, 22,537,089 shares of Class B common stock, and 231,626,943 shares of Class C common stock outstanding. Holders of our Class A common stock are not entitled to vote on any pending matters. Holders of our Class B common stock as of the Record Date are entitled to one vote per share and holders of Class C common stock as of the Record Date are entitled to ten votes per share. Holders of shares of Class B common stock and Class C common stock will vote together as a single class on all matters submitted to a vote of stockholders.

As a result of the Class B common stock and Class C common stock that they hold and have voting power to as of the Record Date, Evan Spiegel, our co-founder and Chief Executive Officer, and Robert Murphy, our co-founder and Chief Technology Officer, will be able to exercise voting rights with respect to over 99% of the voting power of our outstanding capital stock entitled to vote. As a result, Mr. Spiegel and Mr. Murphy, or Mr. Spiegel acting alone, have the ability to control the outcome of all matters submitted to our stockholders for approval.

We have been informed that Mr. Spiegel and Mr. Murphy intend to act by written consent to vote their shares of Class C common stock: (1) “FOR” the election of each of the named nominees for director; and (2) “FOR” ratification of the appointment of our independent public accounting firm for fiscal year 2023. Accordingly, we expect Proposals 1 and 2 to be approved by written consent prior to the meeting.

Because our directors will be elected by written consent, and not at the meeting, our 2023 meeting of stockholders may not be an annual meeting of stockholders under the Delaware General Corporation Law. For all other purposes, we treat the meeting as our annual meeting of stockholders.

Stockholders may submit any questions to management in advance of the meeting by sending them to AnnualMeeting@snap.com on or before July 14, 2023.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

AND THE MEETING

Q: Why is this information statement being provided?

We are holding our annual meeting of stockholders on July 24, 2023 to present the results of the action by written consent to approve the matters described in this information statement. This information statement contains information about the matters pending before stockholders. This information statement is being made available to you for informational purposes only.

All stockholders will have the ability to access the information statement at investor.snap.com or request to receive a printed copy of the information statement by mail. Instructions on how to access the information statement over the Internet or to request a printed copy may be found below.

Q: How do I attend the meeting?

This meeting will be a completely virtual meeting of stockholders, which will be conducted through an audio webcast. All stockholders are invited to attend our meeting by visiting investor.snap.com. Stockholders, including Class A stockholders, may submit any questions to management in advance of the meeting by sending them to AnnualMeeting@snap.com on or before July 14, 2023.

The meeting webcast will begin promptly at 1:00 p.m. Pacific Time. We encourage you to access the meeting prior to the start time.

Q: Who can act by written consent to vote on stockholder matters?

No vote will be held at the meeting. Instead, our management, at the direction of our board of directors, will solicit approval of the pending matters by written consent of the holders of voting stock.

Class A Common Stock: Holders of Class A common stock will not be entitled to vote on any matter before stockholders.

Class B Common Stock & Class C Common Stock: Only holders of Class B common stock and Class C common stock as of the close of business on June 14, 2023 will be able to vote their shares for matters pending before stockholders. Holders of our Class B common stock are entitled to one vote per share held at the Record Date. Holders of Class C common stock are entitled to ten votes per share held at the Record Date. Holders of shares of Class B common stock and Class C common stock will vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders. On the Record Date, there were 22,537,089 shares of Class B common stock and 231,626,943 shares of Class C common stock outstanding and entitled to vote.

Q: Is the board of directors of Snap Inc. soliciting my proxy?

No. Snap’s board of directors is not asking you for a proxy or consent in connection with the pending matters and you are requested not to send us a proxy. Stockholders holding a majority of the voting power of the shares entitled to vote have already indicated that they intend to act by written consent to vote (1) “FOR” the election of each of the named nominees for director; and (2) “FOR” ratification of the appointment of our independent public accounting firm for fiscal year 2023. Accordingly, we expect Proposals 1 and 2 to be approved by written consent prior to the meeting.

Q: What are the pending matters to be approved by written consent?

The matters to be approved by written consent are:

•	Election of nine directors; and

•

Ratification of the selection by the audit committee of our board of directors of Ernst & Young LLP as Snap’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q: How many votes are needed to approve each proposal?

As a result of the Class B common stock and Class C common stock that they hold and have voting power to as of the Record Date, Evan Spiegel, our co-founder and Chief Executive Officer, and Robert Murphy, our co-founder and Chief Technology Officer, will be able to exercise voting rights with respect to over 99% of the voting power of our outstanding capital stock entitled to vote. We have been informed that Mr. Spiegel and Mr. Murphy intend to act by written consent to vote their shares of Class C common stock: (1) “FOR” the election of each of the named nominees for director; and (2) “FOR” ratification of the appointment of Ernst & Young LLP as our independent public accounting firm for fiscal year 2023. Accordingly, we expect Proposals 1 and 2 to be approved by written consent prior to the meeting.

Q: What if another matter is properly brought before the meeting?

Our board of directors knows of no other matters that will be presented for consideration at the meeting. If any new matter is properly brought before the stockholders, it will be announced at the meeting or included in a filing with the U.S. Securities and Exchange Commission, or the SEC, within four business days after the effective date of the written consent.

Q: How do the majority stockholders of Snap Inc. intend to vote?

We have been informed that Mr. Spiegel and Mr. Murphy, who together hold over 99% of the voting power of our outstanding capital stock entitled to vote, intend to act by written consent to vote their shares of Class C common stock: (1) “FOR” the election of each of the named nominees for director; and (2) “FOR” ratification of the appointment of Ernst & Young LLP as our independent public accounting firm for fiscal year 2023. Accordingly, we expect Proposals 1 and 2 to be approved by written consent prior to the meeting.

Q: When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s annual meeting, your proposal must be submitted in writing no earlier than the close of business on the 120th day nor later than the 90th day prior to the first anniversary of the action by written consent contemplated by this information statement to our Corporate Secretary at 3000 31st Street, Santa Monica, California 90405, and must comply with all applicable requirements. The actual date of the consent will be disclosed in a filing with the SEC within four business days after the effective date of the written consent. You are also advised to review our bylaws, which include additional requirements about advance notice of stockholder proposals and director nominations.

Q: What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting where business will be transacted. A quorum will be present if stockholders holding at least a majority of the voting power of the shares entitled to vote are present at the meeting in person or represented by proxy. On the Record Date, there were 22,537,089 shares of Class B common stock and 231,626,943 shares of Class C common stock outstanding and entitled to vote.

Q: How can I find out the results of the action by written consent?

We expect to announce the results of the action by written consent at the meeting. In addition, final results will be published in a filing with the SEC within four business days after the effective date of the written consent.

PROPOSAL 1

ELECTION OF DIRECTORS

As recommended by our nominating and corporate governance committee, our board of directors has nominated, and recommended that our stockholders approve, the re-election of the current directors listed below.

Each of the nominees listed below is currently a director of Snap. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or, if sooner, until the director’s death, resignation, or removal. Each person nominated for election has agreed to serve if elected. Snap’s management has no reason to believe that any nominee will be unable to serve. It is Snap’s policy to encourage nominees for directors to attend the annual meeting.

In accordance with Delaware law and our certificate of incorporation, stockholders may act by written consent to elect directors. However, if the consent is less than unanimous, an action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by that action. As a result, the written consent will first remove each of the current directors and then immediately elect the nominated directors.

Nominees

The nominating and corporate governance committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise, and high-level management experience necessary to oversee and direct Snap’s business. To that end, the committee has identified and evaluated nominees in the broader context of the board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, sound business judgment, and other qualities that the committee views as critical to effective functioning of a board of directors.

The name and age of each nominee for director as of December 31, 2022, his or her position with us, the year in which he or she first became a director, if applicable, and certain biographical information is listed below. For more information about our board of directors, please see our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Name	Age	Position	Director Since
Evan Spiegel	32	Co-Founder, Chief Executive Officer, and Director	2012
Robert Murphy	34	Co-Founder, Chief Technology Officer, and Director	2012
Michael Lynton(1)(2)	63	Director and Chairperson of the board of directors	2013
Kelly Coffey(3)	57	Director	2020
Joanna Coles(2)	60	Director	2015
Liz Jenkins(3)	45	Director	2020
Scott D. Miller(1)(3)	70	Director	2016
Poppy Thorpe(1)(3)	38	Director	2018
Fidel Vargas(2)	54	Director	2021

(1)	Member of the compensation committee.

(2)	Member of the nominating and corporate governance committee.

(3)	Member of the audit committee.

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes, or skills of each nominee that led the nominating and corporate governance committee to recommend that person as a nominee for director.

Evan Spiegel. Mr. Spiegel is our co-founder and has served as our Chief Executive Officer and a member of our board of directors since May 2012. Mr. Spiegel holds a B.S. in Engineering—Product Design from Stanford University. Mr. Spiegel has served as a member of the board of directors of KKR & Co., Inc., since October 2021. We believe that Mr. Spiegel is qualified to serve as a member of our board of directors based on the perspective and experience he brings as our co-founder and Chief Executive Officer.

Robert Murphy. Mr. Murphy is our co-founder and has served as our Chief Technology Officer and a member of our board of directors since May 2012. Mr. Murphy holds a B.S. in Mathematical and Computational Science from Stanford University. We believe that Mr. Murphy is qualified to serve as a member of our board of directors based on the perspective and experience he brings as our co-founder and Chief Technology Officer.

Michael Lynton. Mr. Lynton has served on our board of directors since April 2013 and has been Chairperson of our board of directors since September 2016. Mr. Lynton served as Chief Executive Officer or Co-Chief Executive Officer of Sony Entertainment Inc., an international entertainment company, from April 2012 until August 2017, as Chairman and Chief Executive Officer of Sony Pictures Entertainment Inc. from January 2004 until May 2017, and as CEO of Sony Corporation of America from March 2012 to August 2017. Mr. Lynton has served as a member of the board of directors of Ares Management Corp, Warner Music Group Corp., and Schrodinger, Inc. Mr. Lynton also served as a member of the board of directors of Pandora Media, Inc., Pearson plc, and The Boston Beer Company. Mr. Lynton holds a B.A. in History and Literature from Harvard College and an M.B.A. from Harvard Business School. We believe that Mr. Lynton is qualified to serve as a member of our board of directors and Chairperson due to his extensive leadership experience.

Kelly Coffey. Ms. Coffey has served on our board of directors since May 2020. Ms. Coffey has served as Chief Executive Officer at City National Bank, a subsidiary of the Royal Bank of Canada (RBC), since February 2019. Prior to joining City National Bank, Ms. Coffey served in various leadership positions with J.P. Morgan from 1989 to January 2019, most recently serving as the Chief Executive Officer of J.P. Morgan’s U.S. Private Bank. Ms. Coffey holds an M.S. in Foreign Service from Georgetown University and a B.A. in International Affairs & French from Lafayette College. We believe that Ms. Coffey is qualified to serve as a member of our board of directors due to her extensive leadership experience.

Joanna Coles. Ms. Coles has served on our board of directors since December 2015. Previously, Ms. Coles served as Chief Content Officer of Hearst Magazines from September 2016 to August 2018, overseeing editorial for Hearst’s 300 titles globally, and as Editor-in-Chief of Cosmopolitan from September 2012 to September 2016. She edited Marie Claire magazine from April 2006 to September 2012. Ms. Coles worked for The Times of London from September 1998 to September 2001 and served as New York Bureau Chief for The Guardian from 1997 to 1998. She currently serves on the board of directors of Bark, Inc., Sonos, Inc., and is on the board of Women Entrepreneurs New York City, an initiative to encourage female entrepreneurship, with a focus on underserved communities. Previously, Ms. Coles served as a director of Northern Star Investment Corp. II, Northern Star Investment Corp. III, and Northern Star Investment Corp. IV. Ms. Coles holds a B.A. in English and American literature from the University of East Anglia. We believe that Ms. Coles is qualified to serve as a member of our board of directors due to her extensive experience working with content providers and advertisers.

Liz Jenkins. Ms. Jenkins has served on our board of directors since December 2020. Ms. Jenkins has served as Chief Operating Officer at Be Sunshine, LLC (Hello Sunshine) since January 2021, and served as Chief Financial Officer at Hello Sunshine from August 2018 to December 2020. Prior to joining Hello Sunshine, Ms. Jenkins worked at Sony Interactive Entertainment as the Head of Strategic Ventures for PlayStation from June 2017 to August 2018, the Creative Cartel as interim Co-Chief Executive Officer from October 2015 to June 2016, and Media Rights Capital from October 2008 to May 2015, most recently serving as Senior Vice President of Corporate Development and Strategy. She currently serves as Chair of the board of GLAAD. Ms. Jenkins holds an M.B.A. from The Wharton School at the University of Pennsylvania and a B.A. in Economics from Stanford University. We believe Ms. Jenkins is qualified to serve as a member of our board of directors due to her experience working with digital and technology companies and her financial and accounting expertise from her prior experience as Chief Financial Officer of Hello Sunshine.

Scott D. Miller. Mr. Miller has served on our board of directors since October 2016. Mr. Miller is a founder and Chief Executive Officer of Council Advisors (formerly known as G100 Companies), and is also a founder and chairman of G100 Network and SSA & Company. Before joining Council Advisors in March 2004, Mr. Miller was employed at Hyatt Hotels Corporation, a global hospitality company, where he served as non-executive vice chairman from August 2003 to December 2004, president from January 1999 to August 2003, and executive vice president from September 1997 to July 2003. Mr. Miller served on the boards of QTS Realty Trust, Inc. from 2013 to 2021, Affinion Group, Inc. from 2011 to 2013, AXA Equitable Life Insurance Company from 2002 to 2012, Orbitz Worldwide, Inc. from 2003 to 2004, and NAVTEQ corporation from 2002 to 2006. He also serves on several private company boards. Mr. Miller holds a B.S. in Human Biology from Stanford University and an M.B.A. from the University of Chicago. We believe that Mr. Miller is qualified to serve as a member of our board of directors due to his extensive leadership experience.

Poppy Thorpe. Ms. Thorpe has served on our board of directors since August 2018. Ms. Thorpe is a CEO of a marketing and strategy consultancy. Previously, Ms. Thorpe served as Chief Marketing Officer at Sesame Inc. from March 2020 to May 2021, Head of Brand Marketing at Glossier Inc., a beauty brand, from April 2018 to February 2020, Head of Strategy at FNDR, a marketing and advertising agency, from August 2017 to April 2018, and Strategy Director at R/GA, a digital agency, from August 2014 to August 2017. Ms. Thorpe holds a B.A. in English and Film Studies from University of San Francisco. We believe that Ms. Thorpe is qualified to serve as a member of our board of directors due to her experience working with digital and technology companies and with advertisers.

Fidel Vargas. Mr. Vargas has served on our board of directors since July 2021. Mr. Vargas has served as Chief Executive Officer of the Hispanic Scholarship Fund since January 2013. Prior to joining the Hispanic Scholarship Fund, Mr. Vargas worked as a Partner at Centinela Capital Partners from June 2006 to December 2012, and from 1992 to 1997, Mr. Vargas served as Mayor for the City of Baldwin Park, California. Mr. Vargas serves on the President’s Commission on White House Fellowships. Mr. Vargas holds an M.B.A. and an A.B. in Social Studies from Harvard University. We believe that Mr. Vargas is qualified to serve as a member of our board of directors due to his extensive leadership experience.

There are no family relationships among any of the directors or executive officers.

PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has selected Ernst & Young LLP as Snap’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders. Ernst & Young LLP has served as Snap’s auditor since 2016.

Neither Snap’s bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as Snap’s independent registered public accounting firm. However, we are submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Snap and its stockholders.

The affirmative vote of the holders of a majority of the voting power of the shares entitled to vote on the matter by written consent will be required to ratify the selection of Ernst & Young LLP.

AVAILABLE INFORMATION

Our website address is www.snap.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to these reports filed pursuant to Sections 13(a) and 15(d) of the Exchange Act are filed with the SEC. Such reports and other information filed by us with the SEC are available free of charge on our website at investor.snap.com when such reports are available on the SEC’s website. We use our websites as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD.

The SEC also maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, like us, that file electronically with the SEC. The address of that website is www.sec.gov.

Information contained in, or accessible through, the websites referred to in this information statement are not incorporated into this document. Further, our references to website addresses are only as inactive textual references.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the meeting.

By order of the board of directors,

/s/ Michael O’Sullivan

Michael O’Sullivan
General Counsel and Secretary

June 30, 2023

A printed copy of Snap’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or Snap’s Information Statement for the 2023 Annual Meeting of Stockholders is available free of charge to any stockholder on written request to: Corporate Secretary, Snap Inc., 3000 31st Street, Santa Monica, CA 90405, USA. The report is also available at www.sec.gov.